Exhibit 3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Foreign Private Issuer on Form 6-K of Petro-Canada (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald A. Brenneman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald A. Brenneman
Ronald A. Brenneman
President and Chief Executive Officer

April 27, 2004

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Foreign Private Issuer on Form 6-K of Petro-Canada (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. F. H. Roberts, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. F. H. Roberts
E. F. H. Roberts
Senior Vice-President and
Chief Financial Officer

April 27, 2004